                                                                          [LOGO]


                                              Semi-Annual Report to Shareholders
                                                      Advantus Money Market Fund


                                                                  March 31, 1998

ADVANTUS MONEY MARKET FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     4

STATEMENT OF ASSETS AND LIABILITIES           6

STATEMENT OF OPERATIONS                       7

STATEMENTS OF CHANGES IN NET ASSETS           8

NOTES TO FINANCIAL STATEMENTS                 9

SHAREHOLDER SERVICES                         12

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Investors experienced a positive financial environment with moderate economic growth and low inflation throughout the six-month reporting period. Fears of inflation in our economy have dissipated as negative economic events in Asia unfolded and took on global implications earlier in the reporting period.

The "Asian Flu" severely affected several Far Eastern currencies and stock markets, leaving a trail of bankruptcies, uncertainties, and fears in its wake. In fact, a "flight to quality" poured assets into U.S. markets, particularly the bond market, which is a popular destination for investors during periodic flights to quality.

Broadly speaking, both equity and fixed income securities have demonstrated notable results this reporting period. Indices, such as the S&P 500,* which returned 16.3 percent at the end of the six-month period; and The Lehman Brothers Government Corporate Bond Index,** which returned 4.8 percent for the same period, reflected the GENERAL strength of the equity and fixed income markets respectively.

As investors, we all enjoy "market watching." We have witnessed the financial markets change, sometimes significantly, because of actual events or because of mere perceptions in those markets. Keeping a long-range view of investing is important because it smoothes out the highs and lows. We believe that investors derive the greatest benefit by maintaining a long-range perspective on investing.

The investing professionals at Advantus Capital Management continue to put their money management expertise to work on your behalf. We appreciate your continued participation in the Advantus Funds and urge you to maintain a long-term investment perspective.

Sincerely,

       [SIGNATURE]
Robert E. Hunstad, President
Advantus Funds

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.

**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.

ADVANTUS MONEY MARKET FUND
PERFORMANCE UPDATE

    [PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Money Market Fund is a
mutual fund designed for investors
seeking a high level of current income
consistent with preservation of capital
and liquidity. The Fund seeks to achieve its objective by concentrating investments in short-term money market instruments including U.S. Treasury
Bills, high grade commercial paper and
bank certificates of deposit.
  -Seeks to maintain stable net asset value.
  -Free checkwriting and telephone redemption.
  -Dividends declared daily and paid monthly.
INVESTMENT IN THE ADVANTUS MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

PERFORMANCE

For the six month period ended March 31, 1998, the seven-day compound annual yield of the Advantus Money Market Fund was 4.7 percent. The Fund earned a total return of 2.4 percent for the past six months.

PORTFOLIO ANALYSIS

Short-term interest rates have continued to be remarkably stable. The Federal Reserve Board kept monetary policy on hold, thus providing stability for the money markets. Short-term rates actually declined slightly during the past six months as the marketplace anticipated that the Fed's next move would be to lower interest rates.
During the period, the Fund's average days to maturity was extended from 45 to 51 days. By extending the maturity, we brought it closer to the market average of 57 days for all money market funds. When short-term interest rates are falling, it is advantageous to have longer maturities because higher yields can be locked in for longer periods.
Within the Fund, our emphasis continues to be on commercial paper. It generates attractive yields when compared to U.S. Treasuries and agencies and still offers excellent liquidity and safety. Our commercial paper purchases are limited to issues rated P1 by Moody's Investors Service and A1 or A1+ by Standard and Poor's Ratings Services. These are the highest commercial paper ratings assigned.

OUTLOOK

Going forward, we will continue to emphasize the commercial paper market because of its positive characteristics, including safety, liquidity and yield advantage. We plan to keep the average days to maturity near or slightly longer than the market average.
The Federal Reserve has been on hold since February 1997; given the low inflation environment and the financial crisis in Southeast Asia, the Fed is likely to continue its wait-and-see approach. The Fed's next move will be dictated by the low inflation, strong growth tug-of-war that is playing itself out in the economy. We believe that growth will slow prior to a rise in inflation, thus paving the way for the Fed to eventually ease interest rates. This would likely happen in late 1998 or early 1999. In the meantime, 5 percent short-term interest rates are very attractive in a 1.5 percent inflation environment.

                                                                  ADVANTUS MONEY
                                                                     MARKET FUND
                                                                  MARCH 31, 1998

                            AVERAGE DAYS TO MATURITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NUMBER OF DAYS
10/7/97                  43
10/14/97                 44
10/21/97                 45
10/28/97                 45
11/4/97                  43
11/11/97                 52
11/18/97                 51
11/25/97                 49
12/2/97                  44
12/9/97                  43
12/16/97                 47
12/23/97                 45
12/30/97                 43
1/6/98                   37
1/13/98                  43
1/20/98                  46
1/27/98                  48
2/3/98                   47
2/10/98                  56
2/17/98                  55
2/24/98                  57
3/3/98                   57
3/10/98                  52
3/17/98                  52
3/24/98                  52
3/31/98                  51

                            SEVEN-DAY COMPOUND YIELD*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PERCENTAGE
10/7/97          5.47%
10/14/97         4.86%
10/21/97         4.80%
10/28/97         4.76%
11/4/97          4.77%
11/11/97         4.80%
11/18/97         4.82%
11/25/97         4.84%
12/2/97          4.84%
12/9/97          4.86%
12/16/97         4.91%
12/23/97         4.85%
12/30/97         5.01%
1/6/98           4.98%
1/13/98          4.41%
1/20/98          4.78%
1/27/98          4.90%
2/3/98           4.92%
2/10/98          4.75%
2/17/98          4.82%
2/24/98          4.73%
3/3/98           4.70%
3/10/98          4.77%
3/17/98          4.73%
3/24/98          4.76%
3/31/98          4.74%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES

MARCH 31, 1998

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
PRINCIPAL                                                                          VALUE(A)
----------                                                                        -----------
COMMERCIAL PAPER (98.4%)
  BASIC MATERIALS (8.7%)
    Chemicals (8.7%)
$2,415,000   Monsanto (c).....................................   5.64%  06/09/98  $ 2,389,543
 2,703,000   PPG Industries...................................   5.62%  04/28/98    2,691,800
                                                                                  -----------
                                                                                    5,081,343
                                                                                  -----------
  COMMUNICATION SERVICES (10.8%)
    Telephone (10.8%)
 1,935,000   Ameritech........................................   5.54%  05/12/98    1,923,030
 2,620,000   Bellsouth Telecommunications.....................   5.55%  04/09/98    2,616,816
   115,000   Bellsouth Telecommunications.....................   5.60%  05/13/98      114,263
 1,675,000   SBC Communications (c)...........................   5.56%  05/21/98    1,662,338
                                                                                  -----------
                                                                                    6,316,447
                                                                                  -----------
  CONSUMER CYCLICAL (25.8%)
    Building Materials (4.2%)
 1,095,000   E.I. DuPont De Nemours & Company.................   5.60%  05/27/98    1,085,679
 1,410,000   E.I. DuPont De Nemours & Company.................   5.59%  06/17/98    1,393,559
                                                                                  -----------
                                                                                    2,479,238
                                                                                  -----------
    Hardware and Tools (3.4%)
 2,000,000   The Stanley Works................................   5.59%  05/14/98    1,986,906
                                                                                  -----------
    Photography/Imagery (4.6%)
 2,710,000   Xerox Corporation................................   5.58%  04/28/98    2,698,853
                                                                                  -----------
    Publishing (8.9%)
 2,520,000   McGraw-Hill Company..............................   5.64%  07/13/98    2,480,538
 2,725,000   Tribune Company..................................   5.59%  05/08/98    2,709,639
                                                                                  -----------
                                                                                    5,190,177
                                                                                  -----------
    Service (4.7%)
 2,775,000   PHH Corporation..................................   5.64%  06/30/98    2,736,913
                                                                                  -----------
  CONSUMER STAPLES (18.4%)
    Beverage (7.1%)
 2,640,000   Anheuser-Busch Company, Inc......................   5.56%  04/23/98    2,631,181
 1,535,000   Coca-Cola Company................................   5.59%  06/02/98    1,520,571
                                                                                  -----------
                                                                                    4,151,752
                                                                                  -----------
    Entertainment (3.4%)
   200,000   Walt Disney......................................   5.49%  06/01/98      198,181
 1,528,000   Walt Disney......................................   5.51%  06/05/98    1,513,141
   300,000   Walt Disney......................................   5.56%  06/17/98      296,522
                                                                                  -----------
                                                                                    2,007,844
                                                                                  -----------

              See accompanying notes to investments in securities.

                                                      ADVANTUS MONEY MARKET FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
PRINCIPAL                                                                          VALUE(A)
----------                                                                        -----------
  CONSUMER STAPLES--CONTINUED
    Food (7.9%)
$  820,000   Archer Daniels...................................   5.57%  04/27/98  $   816,758
   670,000   Archer Daniels...................................   5.59%  05/07/98      666,327
   365,000   Archer Daniels...................................   5.64%  05/27/98      361,870
   360,000   Archer Daniels...................................   5.65%  06/02/98      356,577
   320,000   Archer Daniels...................................   5.64%  06/08/98      316,673
 2,105,000   HJ Heinz Company.................................   5.59%  05/07/98    2,093,454
                                                                                  -----------
                                                                                    4,611,659
                                                                                  -----------
  ENERGY (3.5%)
    Oil (3.5%)
 2,075,000   Atlantic Richfield Company.......................   5.50%  04/17/98    2,070,008
                                                                                  -----------
  HEALTH CARE (8.5%)
    Drugs (3.9%)
 2,280,000   Schering Plough Corporation......................   5.55%  05/19/98    2,263,486
                                                                                  -----------
    Health Care-Diversified (4.6%)
 2,700,000   American Home Products (c).......................   5.63%  05/15/98    2,681,800
                                                                                  -----------
  UTILITIES (22.7%)
    Electric Companies (19.3%)
 2,665,000   Carolina Power & Light...........................   5.57%  05/05/98    2,651,256
   145,000   Emerson Electric Company.........................   5.62%  04/16/98      144,666
 2,525,000   Emerson Electric Company.........................   5.59%  05/06/98    2,511,533
   510,000   Florida Power....................................   5.64%  04/15/98      508,900
 2,700,000   MidAmerican Energy...............................   5.63%  04/24/98    2,690,463
 2,800,000   Wisconsin Electric Power Company.................   5.13%  09/15/98    2,792,153
                                                                                  -----------
                                                                                   11,298,971
                                                                                  -----------
    Natural Gas (3.4%)
 2,000,000   Nicor Incorporated...............................   5.59%  05/01/98    1,990,859
                                                                                  -----------
             Total commercial paper (cost: $57,566,256).........................   57,566,256
                                                                                  -----------

U.S. GOVERNMENT OBLIGATIONS (1.3%)
  120,000     US Treasury Bill.................................    5.18%    04/23/98        119,627
  660,000     US Treasury Bill.................................    5.22%    05/21/98        655,295
                                                                                       ------------
              Total U.S. government obligations (cost: $774,922)....................        774,922
                                                                                       ------------
              Total investments in securities (cost: $58,341,178) (b)...............   $ 58,341,178
                                                                                       ------------
                                                                                       ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at March 31, 1998.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

ADVANTUS MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998
(UNAUDITED)

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $58,341,178)........  $58,341,178
Cash in bank on demand deposit.........       40,993
Receivable for Fund shares sold........      575,384
Accrued interest receivable............        6,629
                                         -----------
    Total assets.......................   58,964,184
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................      356,537
Payable for Fund shares redeemed.......       88,850
Payable to Adviser.....................        8,939
                                         -----------
    Total liabilities..................      454,326
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $58,509,858
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares of $.01 par value;
   outstanding 58,509,858 shares.......  $   585,099
  Additional paid-in capital...........   57,924,759
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $58,509,858
                                         -----------
                                         -----------
Net asset value per share..............  $      1.00
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                         STATEMENT OF OPERATIONS
                                   FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998
                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $1,545,165
                                         ----------
Expenses (note 3):
  Investment advisory fee..............     139,469
  Distribution fees....................      83,682
  Administrative services fee..........      18,200
  Transfer agent fees..................      73,454
  Custodian fees.......................       9,569
  Auditing and accounting services.....       7,950
  Legal fees...........................       2,163
  Registration fees....................      21,854
  Printing and shareholder reports.....      21,987
  Insurance............................       2,649
  Other................................       6,556
                                         ----------
      Total expenses...................     387,533
  Less fees and expenses waived or
 absorbed:
    Distribution fees..................     (66,754)
    Other fund expenses................     (83,682)
                                         ----------
      Total fees and expenses waived or
      absorbed.........................    (150,436)
                                         ----------
      Total net expenses...............     237,097
                                         ----------
      Investment income--net...........   1,308,068
                                         ----------
Net increase in net assets resulting
 from operations.......................  $1,308,068
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998 AND YEAR ENDED SEPTEMBER 30, 1997 (UNAUDITED)

                                             1998          1997
                                         ------------  ------------
Operations:
  Investment income--net...............  $  1,308,068  $  2,298,424
                                         ------------  ------------
      Increase in net assets resulting
       from operations.................     1,308,068     2,298,424
                                         ------------  ------------
  Distributions to shareholders from
   net investment income...............    (1,308,068)   (2,298,424)
Capital share transactions at a
 constant net asset value of $1.00:
  Proceeds from sales..................    44,487,221    95,544,918
  Proceeds from issuance of shares as a
 result of reinvested dividends........     1,292,391     2,270,394
  Payments for redemption of shares....   (41,760,671)  (87,277,056)
                                         ------------  ------------
      Increase in net assets from
       capital share transactions......     4,018,941    10,538,256
                                         ------------  ------------
      Total increase in net assets.....     4,018,941    10,538,256
Net assets at beginning of period......    54,490,917    43,952,661
                                         ------------  ------------
Net assets at end of period............  $ 58,509,858  $ 54,490,917
                                         ------------  ------------
                                         ------------  ------------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1998
                                                                     (UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

    The significant accounting policies of the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1998, purchases of securities and proceeds from sales aggregated $150,614,282 and $146,042,459, respectively.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(3) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent.

    The Fund pays The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, a flat fee of $977 per month plus $1.50 per month per account for transfer agent fees and expenses.

    The Fund has adopted a Plan of Distribution relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a fee up to .30 percent of average daily net assets to be paid to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. Ascend is currently waiving all of the distribution fees from the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,100, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1998, the administrative services fee was $3,000.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 1998, Advantus Capital voluntarily agreed to absorb $83,682 in expenses which were otherwise payable by the Fund.

    As of March 31, 1998, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 20,781,014 shares or 35.5 percent of the Fund's total shares outstanding.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,163.

                                                      ADVANTUS MONEY MARKET FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                            PERIOD FROM                                      PERIOD FROM
                                             OCTOBER 1,                                      NOVEMBER 1,
                                              1997 TO        YEAR ENDED SEPTEMBER 30,          1993 TO       YEAR ENDED
                                             MARCH 31,    -------------------------------   SEPTEMBER 30,   OCTOBER 31,
                                                1998        1997       1996      1995(A)       1994(B)          1993
                                            ------------  ---------  ---------  ---------  ---------------  ------------
Net asset value, beginning of period......   $    1.000   $   1.000  $   1.000  $   1.000     $   1.000      $    1.000
                                            ------------  ---------  ---------  ---------       -------     ------------
Income from investment operations:
  Net investment income...................         .023        .046       .046       .049          .027            .025
                                            ------------  ---------  ---------  ---------       -------     ------------
    Total from investment operations......         .023        .046       .046       .049          .027            .025
                                            ------------  ---------  ---------  ---------       -------     ------------
Less distributions:
  Dividends from net investment income....        (.023)      (.046)     (.046)     (.049)        (.027)          (.025)
                                            ------------  ---------  ---------  ---------       -------     ------------
    Total distributions...................        (.023)      (.046)     (.046)     (.049)        (.027)          (.025)
                                            ------------  ---------  ---------  ---------       -------     ------------
Net asset value, end of period............   $    1.000   $   1.000  $   1.000  $   1.000     $   1.000      $    1.000
                                            ------------  ---------  ---------  ---------       -------     ------------
                                            ------------  ---------  ---------  ---------       -------     ------------
Total return (c)..........................          2.4%        4.7%       4.7%       5.0%          2.7%            2.5%
Net assets, end of period (in thousands)..   $   58,510   $  54,491  $  43,953  $  36,107     $  25,719      $   23,106
Ratio of expenses to average daily net
 assets (d)...............................          .85%(e)       .85%       .85%       .85%          .85%(e)         .85%
Ratio of net investment income to average
 daily net assets (d).....................         4.69%(e)      4.61%      4.64%      4.93%         2.95%(e)        2.45%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $150,436, $288,928, $261,733, $240,231, $222,862 and $210,392 in expenses for the period ended March 31, 1998, the years ended September 30, 1997, 1996 and 1995, the period ended September 30, 1994, and the year ended October 31, 1993, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.39%, 1.43%, 1.51%, 1.66%, 1.86% and 1.74%, respectively, and the ratio of net investment income to average daily net assets would have been 4.15%, 4.03%, 3.98%, 4.12%, 1.94% and 1.56%, respectively.
(e) Adjusted to an annual basis.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You can move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form.

SYSTEMATIC EXCHANGE: You can move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account.

Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You will receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining personal information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.7 billion in assets in addition to $2.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48642 Rev. 5-1998